SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 9, 2016

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul K. Danner, III

Chief Executive Officer

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 9, 2016, Alliance MMA, Inc. (the “Company”) acquired the mixed martial arts (MMA) promotion business of Ohio Fitness and Martial Arts, LLC d/b/a IT Fight Series (“IT”) for an aggregate consideration of $750,000, of which $150,000 was paid in cash and $600,000 was paid in shares of the Company’s common stock valued at $4.50 per share. In connection with the acquisition, Scott Sheeley, the sole owner of IT, placed 50,000 shares of the 133,333 shares of common stock issued as part of the purchase price into escrow to guarantee the financial performance of the IT MMA promotion business post-closing. Accordingly, in the event the gross profit of the IT Fight Series MMA promotion business is less than $107,143 in fiscal year 2017, all 50,000 shares will be forfeited.

The foregoing description of the acquisition of the IT MMA promotion business is a summary only and is qualified in its entirety by reference to the complete text of the asset purchase agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The disclosure in Item 1.01 relating to the issuance of 133,333 shares of the Company’s common stock is incorporated herein by reference. Scott Sheeley is an accredited investor and the issuance of the common stock is exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE

On December 12, 2016, the Company issued a press release announcing the acquisition of the IT MMA promotion business. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information under this Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial statements of the acquired business are not included in this Form 8-K report. Such financial statements will be filed within 71 calendar days after the date on which this Form 8-K report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information relative to the acquired business is not included in this Form 8-K report. Such pro forma financial information will be filed within 71 calendar days after the date on which this Form 8-K is required to be filed.
(d)	Exhibits.

10.1	Asset Purchase Agreement by and among Alliance MMA, Inc., Ohio Fitness and Martial Arts, LLC d/b/a IT Fight Series and Scott Sheeley dated December 9, 2016.

99.1	Press Release dated December 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Name:	Paul K. Danner, III
Its:	Chief Executive Officer

Dated: December 13, 2016

EXHIBIT INDEX

10.1	Asset Purchase Agreement by and among Alliance MMA, Inc., Ohio Fitness and Martial Arts, LLC d/b/a IT Fight Series and Scott Sheeley dated December 9, 2016.

99.1	Press Release dated December 12, 2016.